UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2007 (June 14, 2007)

INLAND AMERICAN REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Effective June 14, 2007, Inland American Real Estate Trust, Inc. (the “Company”) amended its articles of incorporation to add a new Article XVI providing that, if in the opinion of the Company’s board of directors the provisions of the Statement of Policy Regarding Real Estate Investment Trusts adopted by the North American Securities Administrators Association, Inc. on September 29, 1993 (the “NASAA REIT Guidelines”) conflict with the provisions of the Maryland General Corporation Law, as amended (the “MGCL”), the NASAA REIT Guidelines will control, except where the MGCL provisions are mandatory.  The amendment was previously approved and adopted by the Company’s stockholders at the Company’s annual meeting held June 4, 2007.  A copy of the Fifth Articles of Amendment and Restatement is attached hereto as Exhibit 3.1 and is incorporated into this Item 8.01 disclosure by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

3.1	Fifth Articles of Amendment and Restatement of Inland American Real Estate Trust, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: June 19, 2007	By:	/s/ Lori J. Foust
	Name:	Lori J. Foust
	Title:	Treasurer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fifth Articles of Amendment and Restatement of Inland American Real Estate Trust, Inc.